Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS

NOTE 7—DISCONTINUED OPERATIONS

On October 29, 2010, the Company entered into a definitive purchase and sale agreement with a subsidiary of Approach Resources, Inc., referred to as Approach, for the sale to Approach of Magnum Hunter's 10.0% non-operated working interest in the Cinco Terry property located in Crockett County, Texas, which closed on October 29, 2010. Total cash consideration of the sale to Approach was $21.5 million, subject to customary adjustments. We recorded a gain of approximately $6.7 million on the disposal. The proceeds from the sale were used to pay down our revolving credit loan and to fund expenditures under our capital budget. Our borrowing base under the revolving credit agreement was reduced to $65 million from $75 million, at that time, as a result of the sale. The operating results of the Cinco Terry property for the years ended December 31, 2010 and 2009 have been reclassified as discontinued operations in the consolidated statements of operations as detailed in the table below:

	Year ended December 31,
	(in thousands)
	2010	2009
Oil and Gas Sales and other revenues from discontinued operations	$4,850	$3,428
Operating expenses from discontinued operations	(2,613)	(2,338)
Interest expense from discontinued operations	(378)	(645)
Gain on sale of discontinued operations	6,660	—
Income tax expense on sale of discontinued operations	(62)	—

Income from discontinued operations	$8,457	$445